Exhibit 10.1

NOTICE AND FIRST AMENDMENT TO CREDIT AGREEMENT

THIS NOTICE AND FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is dated as of March 3, 2016 and is entered into by any among NEWPAGE INVESTMENT COMPANY LLC, a Delaware limited liability company and a debtor and debtor-in-possession (“Holdings”), NEWPAGE CORPORATION, a Delaware corporation and a debtor and debtor-in-possession (the “Borrower”), EACH OF THE SUBSIDIARIES OF THE BORROWER party hereto, each a debtor and debtor-in-possession, as Subsidiary Loan Parties, the LENDERS party hereto, and BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties.

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, and certain Subsidiaries of the Borrower entered into that certain Superpriority Senior Debtor-In-Possession Term Loan Agreement, dated as of January 26, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein have the meanings ascribed to them in the Credit Agreement), with the Administrative Agent, the Lenders from time to time party thereto and the other parties thereto.

WHEREAS, in order to effectuate the allocation of Commitments, NM Term Loans and Roll-Up Entitlements contemplated by Section 2.01 of the Credit Agreement or otherwise contemplated by Paragraph 6 of the Final Financing Order, the Borrower proposes, as contemplated by Paragraph 6(d) of the Final Financing Order, to prepay a portion of the Initial NM Term Loans outstanding as of the date hereof and increase the Delayed Draw NM Term Loan Commitments by an amount equal to the principal amount of Initial NM Term Loans so repaid.

WHEREAS, Holdings and the Borrower have requested that the Lenders amend certain provisions of the Credit Agreement and waive certain rights thereunder as set forth herein and, subject to the satisfaction of the conditions set forth herein, the Lenders are willing to do so, on the terms and conditions set forth herein;

NOW, THEREFORE, it is agreed:

I.	Prepayment.

Subject to the entry of the Final Financing Order, and notwithstanding anything to the contrary in the Credit Agreement, at least one (1) Business Day prior to the Delayed Draw NM Funding Date, the Borrower proposes to prepay Initial NM Term Loans in an aggregate principal amount of approximately $5,454,729.85 at a price equal to the principal amount of the Initial NM Term Loans so prepaid, less the amount of Upfront Fees previously paid in respect of the Initial NM Term Loans so repaid, as contemplated by Paragraph 6(d) of the Final Financing Order. Such prepayment shall be accompanied by accrued and unpaid interest on the Initial NM Term Loans so prepaid. The Borrower shall not be responsible for, and the Lenders waive reimbursement of, any loss, costs or expenses contemplated by Section 2.13 of the Credit Agreement with respect to such prepayment. The time such prepayment is made by the Borrower is referred to as the “Prepayment Effective Time.” Any prior notice of such prepayment required pursuant to Section 2.07 or 2.08 of the Credit Agreement is hereby waived by the Lenders and the Administrative Agent.

II.	Amendments to Credit Agreement.

Effective as of the Prepayment Effective Time (subject to the satisfaction of the conditions set forth in Article III of this Agreement), and notwithstanding anything to the contrary in the Credit Agreement (including the first sentence of Section 2.01(e) thereof), the Credit Agreement is hereby amended to increase the aggregate principal amount of Delayed Draw NM Term Loan Commitments by an amount equal to the principal amount of Initial NM Term Loans prepaid pursuant to Article I of this Agreement.

Any such additional Delayed Draw NM Term Loan Commitments (or, as applicable, Delayed Draw NM Term Loans funded therefrom) shall have the same terms, and be subject to the same conditions, as the Delayed Draw NM Term Loan Commitments in effect prior to the Prepetition Effective Time (or, as applicable, Delayed Draw NM Term Loans funded therefrom). Such additional Delayed Draw NM Term Loan Commitments (or, as applicable, Delayed Draw NM Term Loans funded therefrom) shall be allocated in accordance with Paragraph 6 of the Final Financing Order.

III.	Effectiveness.

The effectiveness of this Agreement is subject to the satisfaction of the following conditions:

(a) the Administrative Agent shall have received a signature page to this Agreement duly executed by each of Holdings, the Borrower, the other Loan Parties and the Required Lenders; and

(b) the representations and warranties set forth in Article IV of this Agreement shall be true and correct in all material respects as of the date of this Agreement.

IV.	Representations and Warranties.

The Borrower represents and warrants to the Required Lenders that, both before and immediately after giving effect to this Agreement on the date hereof, the following statements are true and correct:

1. Power and Authority. Each of the Loan Parties has all requisite limited liability company, corporate or similar power and authority to enter into this Agreement.

2. Authorization of Agreements. The execution and delivery of this Agreement and the performance of its obligations under this Agreement have been duly authorized by all necessary limited liability company, corporate or similar action on the part of each Loan Party.

3. No Default or Event of Default. No Default or Event of Default has occurred and is continuing.

4. Credit Agreement Representations and Warranties. The representations and warranties set forth in Article 3 of the Credit Agreement and each of the other Loan Documents are true and correct (or true and correct in all material respects, in the case of any such representation or warranty that is not qualified as to materiality) on and as of the date hereof (except to the extent that such representation or warranty expressly relates to an earlier date, in which case such representations and warranties shall be true and correct (or true and correct in all material respects, in the case of any representation or warranty that is not qualified by materiality) as of such earlier date).

V.	Miscellaneous.

1. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(a) On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Agreement (the “Amended Credit Agreement”).

(b) Except as specifically modified by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as expressly set forth herein, the execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement, the Amended Credit Agreement or any of the other Loan Documents, and shall not be considered a novation.

2. Headings and Construction. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement. This Agreement is a “Loan Document” executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

3. Applicable Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

4. Counterparts. This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart to this Agreement by facsimile or PDF shall be effective as delivery of a manually executed counterpart of this Agreement and each party hereto shall be entitled to rely on a facsimile signature of each other party hereto as if it were an original.

5. Indemnities, Etc. Any rights, indemnities, releases, limitations on liability, exculpatory provisions, privileges and protections granted to or otherwise provided for the benefit of Barclays Bank PLC (whether in its capacity as the Administrative Agent, the Lead Arranger or otherwise) or any of its Related Parties pursuant to the Credit Agreement (including, without limitation, Article 9 and Section 10.04(h) thereof), the Allocation Procedures (as defined in the Final Financing Order), the Commitment Standard Terms (as defined in the Allocation Procedures) and/or the Financing Orders (including, without limitation, Paragraph 6 of the Final Financing Order) shall also apply to Barclays Bank PLC (in its capacity as the Administrative Agent or otherwise) and its Related Parties with respect to the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

NEWPAGE INVESTMENT COMPANY LLC

NEWPAGE CORPORATION

ESCANABA PAPER COMPANY

LUKE PAPER COMPANY

NEWPAGE CONSOLIDATED PAPERS INC. NEWPAGE WISCONSIN SYSTEM INC. RUMFORD PAPER COMPANY

WICKLIFFE PAPER COMPANY LLC

By:	/s/ Allen J. Campbell
Name:	Allen J. Campbell
Title:	Chief Financial Officer

[Signature Page – Notice and First Amendment to Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

[Signature Page – Notice and First Amendment to Credit Agreement]